UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFTHE DELAWARE In Re. Big Lots, Inc. Debtor(s) § § § § Case No. 24-11967 Lead Case No. 24-11967 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 03/29/2025 Petition Date: 09/09/2024 Months Pending: 7 Industry Classification: 4 5 5 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Csaey B. Sawyer 04/30/2025 Casey B. Sawyer 1201 North Market Street, P.O. Box 1347, Wilmington, DE 19899-1347 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-11967-JKS Doc 2655 Filed 04/30/25 Page 1 of 12

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Debtor's Name Big Lots, Inc. Case No. 24-11967

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$7,642,030	
b.	Total receipts (net of transfers between accounts)	$1,290,592	$8,931,860
c.	Total disbursements (net of transfers between accounts)	$761	$747,633
d.	Cash balance end of month (a+b-c)	$8,931,860	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$761	$747,633

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$0
b.	Accounts receivable over 90 days outstanding (net of allowance)	$0
c.	Inventory (Book ☒ Market ☐ Other ☐ (attach explanation))	$0
d	Total current assets	$148,779,492
e.	Total assets	$-578,701,267
f.	Postpetition payables (excluding taxes)	$259,538
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$-362,155
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$-102,617
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$272,109
n.	Total liabilities (debt) (j+k+l+m)	$169,493
o.	Ending equity/net worth (e-n)	$-578,870,760

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$0	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0	
c.	Gross profit (a-b)	$0	
d.	Selling expenses	$149,606	
e.	General and administrative expenses	$0	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-149,606	$1,474,156

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Big Lots, Inc. Case No. 24-11967

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
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Debtor's Name Big Lots, Inc. Case No. 24-11967

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UST Form 11-MOR (12/01/2021) 5 Debtor's Name Big Lots, Inc. Case No. 24-11967 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 24-11967-JKS Doc 2655 Filed 04/30/25 Page 5 of 12

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Debtor's Name Big Lots, Inc. Case No. 24-11967

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Debtor's Name Big Lots, Inc. Case No. 24-11967

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Debtor's Name Big Lots, Inc. Case No. 24-11967

	xcix						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$0	$0
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ●	
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●	
c.	Were any payments made to or on behalf of insiders?	Yes ○	No ●	
d.	Are you current on postpetition tax return filings?	Yes ●	No ○	
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○	
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○	
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ●	No ○	
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ○	N/A ●
i.	Do you have: Worker's compensation insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
	Casualty/property insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
	General liability insurance?	Yes ●	No ○	
	If yes, are your premiums current?	Yes ●	No ○	N/A ○ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ●	
k.	Has a disclosure statement been filed with the court?	Yes ○	No ●	
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○	

UST Form 11-MOR (12/01/2021) 8

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Debtor's Name Big Lots, Inc. Case No. 24-11967

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Jonathan Ramsden	Jonathan Ramsden
Signature of Responsible Party	Printed Name of Responsible Party
EVP, Chief Financial and Administrative Officer	04/30/2025
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Big Lots, Inc.

Case No. 24-11967

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UST Form 11-MOR (12/01/2021)

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UST Form 11-MOR (12/01/2021) 11 Debtor's Name Big Lots, Inc. Case No. 24-11967 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-11967-JKS Doc 2655 Filed 04/30/25 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Big Lots, Inc. Case No. 24-11967 PageFour PageThree Case 24-11967-JKS Doc 2655 Filed 04/30/25 Page 12 of 12

UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 – March 29, 2025 1 SUPPORTING DOCUMENTATION TO UST FORM 11-MOR REQUIRED DOCUMENTS Form No. Document Attached Explanation Attached Schedule of Cash Receipts and Disbursements MOR-1 x Statement of Operations MOR-2 x Balance Sheet MOR-3 x Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 1 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 – March 29, 2025 2 Notes to the Monthly Operating Report General: The report includes activity from the following Debtors and related Case Numbers: Debtor Name Case No. Great Basin, LLC 24-11966 (JKS) Big Lots, Inc. 24-11967 (JKS) Consolidated Property Holdings, LLC 24-11968 (JKS) Big Lots Management, LLC 24-11969 (JKS) Big Lots Stores - PNS, LLC 24-11970 (JKS) Broyhill LLC 24-11971 (JKS) BLBO Tenant, LLC 24-11972 (JKS) Big Lots Stores, LLC 24-11973 (JKS) CSC Distribution LLC 24-11974 (JKS) Durant DC, LLC 24-11975 (JKS) Big Lots Stores - CSR, LLC 24-11976 (JKS) GAFDC LLC 24-11977 (JKS) Closeout Distribution, LLC 24-11978 (JKS) WAFDC, LLC 24-11979 (JKS) Big Lots eCommerce LLC 24-11980 (JKS) AVDC, LLC 24-11981 (JKS) PAFDC LLC 24-11982 (JKS) INFDC, LLC 24-11983 (JKS) Big Lots F&S, LLC 24-11984 (JKS) Introduction: On September 9, 2024 (the “Petition Date”), Big Lots, Inc. and its affiliated debtors and debtors in possession (collectively the “Debtors”) filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101–1532 (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the ”Bankruptcy Court”), thereby commencing these cases jointly administered as In re: Big Lots, Inc., et al., No. 24-11967 (JKS) (“Chapter 11 Cases”). The Debtors are authorized to continue to manage and operate their businesses as debtors in possession under sections 1107 and 1108 of the Bankruptcy Code. On September 10, 2024, the Bankruptcy Court entered an order [Docket No. 95] authorizing the joint administration of these Chapter 11 Cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure. On September 23, 2024, the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”) appointed an official committee pursuant to section 1102(a)(1) of the Bankruptcy Code [Docket No. 248]. Additional information about these Chapter 11 Cases, court filings, and claims information is available at the Debtors’ restructuring website: https://cases.ra.kroll.com/biglots. Accounting Principles: This Monthly Operating Report (“MOR”) is unaudited and has been prepared solely for the purpose of complying with the Debtors’ obligations to provide monthly operating reports during these Chapter 11 Cases. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and does not include all information and disclosures required by U.S. GAAP. The MOR is not intended to reconcile to any financial statement otherwise prepared or distributed by the Debtors. The Debtors have prepared this MOR using the best information presently available to them at this time, which has been collected, maintained, and prepared in accordance Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 2 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 – March 29, 2025 3 with their historical accounting practices. This MOR is, thus, true and accurate to the best of the Debtors’ knowledge, information and belief based on current available data. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. General Methodology: The Debtors prepared this MOR relying primarily upon the information set forth in their books and records. Additionally, the information furnished in this report includes primarily normal recurring adjustments, but does not include all the adjustments necessary to ensure that the quarterly and/or annual consolidated financial statements are in accordance with U.S. GAAP, including income tax accruals that would typically be made. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of their quarterly and annual consolidated financial information in accordance with U.S. GAAP. Because the Debtors’ accounting systems, policies, and practices were developed to produce financial statements at a consolidated level, rather than financial statements by legal entity, it is possible that not all assets, liabilities, income or expenses have been recorded on the correct entity. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material. Reporting Period: This is the seventh MOR filed since the Petition Date and includes cash activity in MOR-1 from March 2, 2025 through March 29, 2025, the Debtors’ fiscal reporting period. In preparing this MOR, the Debtors made best efforts to supplement the information set forth in their books and records with additional information concerning transactions that may not have been identified therein. Accuracy: The financial information disclosed herein was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtors should evaluate this financial information in light of the purposes for which it was prepared. The Debtors and their advisors are not liable for and undertake no responsibility to indicate variations from security laws herein or for any evaluations of the Debtors based on this financial information or any other information. Carrying Value of Assets: Unless otherwise noted, this MOR reflects the carrying values of the assets as recorded on the Debtors’ books and records as of the end of the fiscal period and is not based upon an estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset set forth herein. Prepetition Liabilities Subject to Compromise: As a result of the Chapter 11 Cases, the payment of certain prepetition indebtedness may be subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. However, the Bankruptcy Court has authorized the Debtors to pay certain prepetition claims subject to certain terms and conditions. Past Performance: The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future. For the reasons discussed above, the Debtors caution readers not to place undue reliance upon information contained in this MOR. Reservation of Rights: The Debtors hereby reserve all of their rights to dispute the validity, status, enforceability, or executory nature of any claim amount, representation or other statement in this MOR and reserve the right to amend or supplement this MOR, if necessary. Nothing contained in this MOR shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their Chapter 11 Cases. In future periods, any changes to prior period balances will be reflected in the current month’s MOR. Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 3 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 – March 29, 2025 4 Notes to Supporting Documentation Notes to MOR-1 Cash is received and disbursed by the Debtors as described in the Motion of Debtors for Entry of Interim and Final Orders (I) Authorizing (A) Debtors to Continue to Maintain Existing Cash Management System, Bank Accounts, and Business Forms, (B) Debtors to Open and Close Bank Accounts, and (C) Financial Institutions to Administer the Bank Accounts and Honor and Process Related Checks and Transfers, (II) Waiving Deposit and Investment Requirements, and (III) Allowing Intercompany Transactions and Affording Administrative Expense Priority to Post-Petition Intercompany Claims [Docket No. 15] (the “Cash Management Motion”) and is consistent with the Debtors’ historical cash management practices. Debtor Big Lots Stores, LLC remits payments on behalf of other Debtor entities for certain expenses. The Debtors have made reasonable efforts to appropriate these expenses to their respective Debtors for purposes of MOR-1 and Form MOR-11 Part 1. Cash activity related to intercompany transfers among the Debtors are excluded from cash receipts and disbursements. As more fully described in the Debtors’ Cash Management Motion, the Debtors elected to enter a Dominion Period prior to the Petition Date. Transfers conducted in accordance with the Dominion Period requirements are included in the Debtors’ cash receipts and disbursements in this MOR. Figures include cash as reported in the Debtors’ bank statements. Reconciliation differences exist between bank statement balances and balance sheet cash balances due to ordinary course timing differences between payment execution in the Debtors’ financial system and disbursement of funds from Debtor bank accounts, as well as outstanding checks and deposits in transit. The Debtors’ standard practice is to ensure that bank reconciliations are completed before closing the books each reporting period. Notes to UST Form 11-MOR, Part 1 Cash Receipts and Disbursements: Consistent with the guidance received from the U.S. Trustee in connection with the completion of UST Form 11-MOR Part 1, Cash Receipts and Disbursements, reported cash receipts and disbursements should exclude intercompany, debtor-to- debtor, transactions. As a result, for those Debtors with net intercompany cash outflows or inflows during the reporting period, the ending cash balances reported on Form 11-MOR Part 1 will not agree with the ending cash balances per the Debtors’ bank statements or the Debtors’ books and records. For additional information on ending cash balances per the Debtors’ books and records, see the attached Summary of Cash Receipts and Disbursements. Pursuant to the Sale Order (as defined below), the Debtors transmit daily sweeps of proceeds from store sales to Gordon Brothers Retail Partners, LLP (the “Buyer” or “GBRP”). For periods subsequent to January 3, 2025, the Debtors have not included sales receipts or the corresponding sweeps of cash to the Buyer for the purposes of UST Form 11-MOR Part 1. For additional information regarding the Debtors’ sale transaction, see Notes to UST Form 11-MOR, Part 3 Assets Sold or Transferred below. Notes to UST Form 11-MOR, Part 2 Asset and Liability Status On February 7, 2025, the Debtors filed the Motion of Debtors for Entry of an Order (I) Setting a Bar Date for Filing Proofs of Pre-Closing, Administrative Expense Claims Against the Debtors, (II) Establishing Pre-Closing Administrative Expense Claims Procedures, and (III) Granting Related Relief, Including Notice and Filing Procedures [D.I. 1962]. Due to the Debtors’ ongoing reconciliation of Pre-Closing Administrative Expense Claims, for the purposes of UST Form 11-MOR Part 2, Asset and Liability Status, the Debtors have not reported an estimate of postpetition payables past due. Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 4 of 14

In re: Big Lots, Inc., et al. Case No. (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 – March 29, 2025 5 Notes to UST Form 11-MOR, Part 3 Assets Sold or Transferred: On January 2, 2025, the Court entered the Order (I) Approving the Asset Purchase Agreement, (II) Authorizing and Approving the Sale of Certain of the Debtors’ Assets Free and Clear of all Claims, Liens, Rights, Interests, Encumbrances, and Other Assumed Liabilities and Permitted Encumbrances, (III) Authorizing and Approving the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases, and (IV) Granting Related Relief [D.I. 1556] (the “Sale Order”). The sale of substantially all assets to the Buyer was subsequently consummated on January 3, 2025. For the purposes of UST Form 11-MOR Part 3(a), the Debtors previously reported, and have now included cumulative totals for, amounts committed by the Buyer pursuant to the transaction. Part 3(b) includes amounts committed for debt repayment, letter of credit collateralization, and professional fees. The amount reported in Part 3(c) represents the net proceeds previously received by the Debtors. These proceeds represent the prior funding for initial Administrative Budget, Wind-Down Budget, and Store Operating Budget expenses, as well as certain rent obligations. These amounts are also included in the cumulative totals for Part 1 of Form 11-MOR. All such transaction amounts are included on the MOR of Debtor Big Lots Stores, LLC. Notes to UST Form 11-MOR, Part 6 Postpetition Taxes: The Debtors’ books and records are typically maintained on a consolidated basis. The Debtors’ reasonably accessible records do not include information with respect to the Debtor entity liable for postpetition tax obligations. Consequently, information on postpetition tax obligations is included in this MOR under Debtor Big Lots Stores, LLC. The Debtors reserve their rights with respect to the Debtor entities ultimately liable for tax obligations. Notes to UST Form 11-MOR, Part 7 Questionnaire, item (a): Following the Petition Date, the Bankruptcy Court entered various orders authorizing the Debtors to, among other things, pay certain prepetition: (i) services, fees, and charges assessed by the Debtors’ bank; (ii) customer programs obligations; (iii) employee wages, salaries, and related items (including, but not limited to, employee benefit programs and supplemental workforce obligations); (iv) insurance program obligations; (v) taxes and assessments; and (vi) critical vendor, 503(b)(9), lien, and foreign vendor obligations (collectively, the “First Day Orders”). To the extent any payments were made during the reporting period on account of prepetition claims pursuant to authority granted to the Debtors by the Bankruptcy Court by the First Day Orders, such payments have been included in this MOR (subject to the notes and limitations provided herein). Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 5 of 14

Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 6 of 14
In re: Big Lots, Inc., et al.
Case No (Jointly Administered): 24-11967 (JKS)
Schedule of Cash Receipts and Disbursements - MOR-1
Reporting Period: March 2, 2025 - March 29, 2025

Summary of Cash Receipts and Disbursements

TIME PERIOD: 3/02/2025 through 3/29/2025
$USD in 000s

Debtor Name	Case No.		Receipts	Disbursements	Surplus / (Deficit)
Great Basin, LLC	24-11966		$ -	$ (10)	$ (10)
Big Lots, Inc.	24-11967		$ 1,291	$ (1)	$ 1,290
Consolidated Property Holdings, LLC	24-11968		$ -	$ -	$ -
Big Lots Management, LLC	24-11969		$ -	$ (677)	$ (677)
Big Lots Stores - PNS, LLC	24-11970		$ -	$ (2,325)	$ (2,325)
Broyhill LLC	24-11971		$ -	$ -	$ -
BLBO Tenant, LLC	24-11972		$ -	$ -	$ -
Big Lots Stores, LLC	24-11973		$ 34,264	$ (74,766)	$ (40,502)
CSC Distribution LLC	24-11974		$ -	$ (1,127)	$ (1,127)
Durant DC, LLC	24-11975		$ -	$ (123)	$ (123)
Big Lots Stores - CSR, LLC	24-11976		$ -	$ (842)	$ (842)
GAFDC LLC	24-11977		$ -	$ -	$ -
Closeout Distribution, LLC	24-11978		$ -	$ (842)	$ (842)
WAFDC, LLC	24-11979		$ -	$ -	$ -
Big Lots eCommerce LLC	24-11980		$ -	$ -	$ -
AVDC, LLC	24-11981		$ -	$ (5)	$ (5)
PAFDC LLC	24-11982		$ -	$ -	$ -
INFDC, LLC	24-11983		$ -	$ -	$ -
Big Lots F&S, LLC	24-11984		$ -	$ -	$ -
		Total	**$ 35,555**	**$ (80,717)**	**$ (45,162)**

In re: Big Lots, Inc., et al. Schedule of Cash Receipts and Disbursements - MOR-1 Case No (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 - March 29, 2025 Schedule of Cash Receipts and Disbursements TIME PERIOD: 3/02/2025 through 3/29/2025 Cash Receipts GBRP Weekly Funding 34,264$ Other Receipts 1,291$ Total Receipts 35,555$ Cash Disbursements Credit Card Processor Obligations 866$ Freight 600$ Merchandise 23$ Other Expenses 6,714$ Payroll & Benefits 39,062$ Professional Fee Escrow 3,563$ Rent 16,083$ Taxes 13,807$ Total Disbursements 80,717$ $USD in 000s Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 7 of 14

In re: Big Lots, Inc., et al. Unaudited Statement of Operations for the fiscal month ended March 29, 2025 - MOR-2 Case No (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 - March 29, 2025 $USD in 000s Big Lots Stores, LLC Big Lots Stores - PNS, LLC Big Lots Stores - CSR, LLC Closeout Distribution, LLC AVDC, LLC Sales 0 - (0) - - Misc Revenue - - - - - Agency Revenue 52,601 - - - - Total Revenue 52,601 - (0) - - Cost of Goods Sold 0 - - - - Gross Margin 52,601 - (0) - - Selling and admin expenses 25,183 5,217 2,880 2,238 262 Depreciation Expense 154 36 8 1 - Operating Profit/(Loss) 27,264 (5,253) (2,887) (2,239) (262) Interest Expense - - - - - Other Income (expense) - - - - - Intercompany Charges - - - - - (Gain)/Loss on Company Sale 219 45 102 184 - Reorganization Items, Net (90,262) (9,302) (5,598) - - Pretax Income/(Loss) 117,307 4,004 2,609 (2,422) (262) Income Taxes - - - - - Net Income/(Loss) 117,307 4,004 2,609 (2,422) (262) Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 8 of 14

Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 9 of 14
In re: Big Lots, Inc., et al. Case No (Jointly Administered): 24-11967 (JKS)
Unaudited Statement of Operations for the fiscal month ended March 29, 2025 - MOR-2 Reporting Period: March 2, 2025 - March 29, 2025

$USD in 000s	Big Lots eCommerce LLC	Big Lots Management, LLC	Big Lots, Inc.	Consolidated Property Holdings, LLC	Broyhill LLC
Sales	-	-	-	-	-
Misc Revenue	-	-	-	-	-
Agency Revenue	-	-	-	-	-
Total Revenue	-	-	-	-	-
Cost of Goods Sold	-	-	-	-	-
Gross Margin	-	-	-	-	-
Selling and admin expenses	79	8,253	150	-	-
Depreciation Expense	-	-	-	-	-
Operating Profit/(Loss)	(79)	(8,253)	(150)	-	-
Interest Expense	-	-	-	-	-
Other Income (expense)	-	-	-	-	-
Intercompany Charges	-	-	-	-	-
(Gain)/Loss on Company Sale	-	1,950	-	-	-
Reorganization Items, Net	-	2,949	-	-	-
Pretax Income/(Loss)	(79)	(13,152)	(150)	-	-
Income Taxes	-	-	-	-	-
Net Income/(Loss)	(79)	(13,152)	(150)	-	-

Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 10 of 14
In re: Big Lots, Inc., et al.
Case No (Jointly Administered): 24-11967 (JKS)
Unaudited Statement of Operations for the fiscal month ended March 29, 2025 - MOR-2
Reporting Period: March 2, 2025 - March 29, 2025

$USD in 000s	Great Basin, LLC	Big Lots F&S, LLC	CSC Distribution LLC	Durant DC, LLC	PAFDC LLC
Sales	-	-	-	-	-
Misc Revenue	-	-	-	-	-
Agency Revenue	-	-	-	-	-
Total Revenue	-	-	-	-	-
Cost of Goods Sold	-	-	-	-	-
Gross Margin	-	-	-	-	-
Selling and admin expenses	-	(18)	2,040	(1)	-
Depreciation Expense	-	-	-	-	-
Operating Profit/(Loss)	-	18	(2,040)	1	-
Interest Expense	-	-	-	-	-
Other Income (expense)	-	-	-	-	-
Intercompany Charges	-	-	-	-	-
(Gain)/Loss on Company Sale	-	-	158	90	-
Reorganization Items, Net	-	-	-	-	-
Pretax Income/(Loss)	-	18	(2,198)	(89)	-
Income Taxes	-	-	-	-	-
Net Income/(Loss)	-	18	(2,198)	(89)	-

In re: Big Lots, Inc., et al. Unaudited Statement of Operations for the fiscal month ended March 29, 2025 - MOR-2 Case No (Jointly Administered): 24-11967 (JKS) Reporting Period: March 2, 2025 - March 29, 2025 $USD in 000s Sales Misc Revenue Agency Revenue Total Revenue Cost of Goods Sold Gross Margin Selling and admin expenses Depreciation Expense Operating Profit/(Loss) Interest Expense Other Income (expense) Intercompany Charges (Gain)/Loss on Company Sale Reorganization Items, Net Pretax Income/(Loss) Income Taxes Net Income/(Loss) WAFDC, LLC INFDC, LLC BLBO Tenant, LLC GAFDC LLC - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 11 of 14

Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 12 of 14

In re: Big Lots, Inc., et al.
Unaudited Balance Sheet for the fiscal month ended March 29, 2025 - MOR-3

Case No (Jointly Administered): 24-11967 (JKS)
Reporting Period: March 2, 2025 - March 29, 2025

$USD in 000s	Big Lots Stores, LLC	Big Lots Stores - PNS, LLC	Big Lots Stores - CSR, LLC	Closeout Distribution, LLC	AVDC, LLC	Big Lots eCommerce LLC	Big Lots Management, LLC	Big Lots, Inc.	Consolidated Property Holdings, LLC
ASSETS									
Current assets:									
Cash and cash equivalents	(19,813)	(479)	45	(3,089)	30	3,423	57,403	48	52
Restricted Cash	95,736	1,760	-	(1)	-	-	-	308	-
Intercompany balances	(200,788)	627,922	56,024	163,416	121,965	14,258	(1,255,944)	154,200	32,379
Inventories	(0)	(0)	(0)	(0)	-	-	-	-	-
Other current assets	47,266	747	164	(1,929)	(11,178)	(1,120)	(2,004)	(5,776)	9,536
Total current assets	(77,598)	629,950	56,233	158,397	110,818	16,561	(1,200,545)	148,779	41,967
Operating lease right-of-use assets	(42)	(0)	58	-	-	-	-	(0)	-
Property and equipment - net	(743)	776	(27)	(0)	0	45	55,398	-	-
Deferred income taxes	(23)	(822)	8	(2)	522	16	301	2	0
Other assets	13,401	350	79	8	484	-	19	-	-
Investment in Subsidiaries	124,702	-	-	-	-	-	76,262	(727,483)	-
Total Assets	59,697	630,255	56,351	158,403	111,824	16,622	(1,068,564)	(578,701)	41,967
LIABILITIES AND SHAREHOLDERS' EQUITY									
Current liabilities:									
Accounts payable	5,028	12,519	1,692	70,671	312	2,009	14	10	-
Current operating lease liabilities	0	(0)	0	(0)	-	-	-	-	-
Property, payroll and other taxes	17,379	6,791	4,033	116	(61)	1	870	(102)	(39)
Accrued operating expenses	6,416	18,261	3,262	1,368	556	7,272	30,469	59	2
Current maturities of long-term debt obligations	-	-	-	-	-	-	-	-	-
Debtor in possession financing	-	-	-	-	-	-	-	-	-
Agency Fees due to Gordon Brothers	8,204	-	-	-	-	-	-	-	-
Insurance reserves	(0)	-	-	-	-	-	-	-	-
Accrued salaries and wages	1,346	457	95	80	168	-	424	-	-
Other Current Liabilities	(39,983)	(4,182)	(425)	(103)	1,134	(58)	45,345	191	(1,384)
Total current liabilities	(1,609)	33,845	8,658	72,132	2,109	9,225	77,122	157	(1,420)
Long-term debt	-	-	-	-	-	-	-	-	-
Noncurrent operating lease liabilities	0	0	0	-	-	-	-	-	-
Income taxes payable	4,262	(3,122)	(74)	(175)	(356)	9	43	(258)	31
Insurance reserves	-	-	-	-	-	-	-	-	-
Unrecognized tax benefits	4,139	(57)	-	-	-	-	-	(2)	-
Other liabilities	-	-	-	-	-	-	-	-	-
Liabilities Subject To Compromise	470,346	166,358	14,259	159,595	96,559	2,088	11,078	272	(13)
Shareholders' equity/(deficit)	(417,441)	433,231	33,508	(73,148)	13,512	5,301	(1,156,807)	(578,871)	43,369
Total Liabilities & Shareholders' Equity/(Deficit)	59,697	630,255	56,351	158,403	111,824	16,622	(1,068,564)	(578,701)	41,967

Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 13 of 14
In re: Big Lots, Inc., et al.
Unaudited Balance Sheet for the fiscal month ended March 29, 2025 - MOR-3
Case No (Jointly Administered): 24-11967 (JKS)
Reporting Period: March 2, 2025 - March 29, 2025

$USD in 000s	Broyhill LLC	Great Basin, LLC	Big Lots F&S, LLC	CSC Distribution LLC	Durant DC, LLC	PAFDC LLC	WAFDC, LLC	INFDC, LLC	BLBO Tenant, LLC
ASSETS									
Current assets:									
Cash and cash equivalents	-	-	(7)	(3)	(1)	-	-	-	-
Restricted Cash	-	-	-	86	77	-	-	-	-
Intercompany balances	-	480	9,867	153,046	125,741	-	(3,979)	-	(12)
Inventories	-	-	-	-	(0)	-	-	-	-
Other current assets	-	-	(63)	(2,406)	(1,078)	-	-	-	-
Total current assets	-	480	9,797	150,723	124,739	-	(3,979)	-	(12)
Operating lease right-of-use assets	-	-	-	-	-	-	-	-	-
Property and equipment - net	-	0	-	-	-	-	-	-	-
Deferred income taxes	-	-	12	(13)	(2)	-	-	-	-
Other assets	-	-	-	-	48	-	-	-	-
Investment in Subsidiaries	-	-	-	-	-	-	-	-	-
Total Assets	-	480	9,809	150,710	124,785	-	(3,979)	-	(12)
LIABILITIES AND SHAREHOLDERS' EQUITY									
Current liabilities:									
Accounts payable	-	-	236	49,087	44,338	-	-	-	-
Current operating lease liabilities	-	-	-	-	0	-	-	-	-
Property, payroll and other taxes	-	(5)	(30)	339	256	-	-	-	(12)
Accrued operating expenses	-	2,164	69	364	481	-	(2,081)	-	-
Current maturities of long-term debt obligations	-	-	-	-	-	-	-	-	-
Debtor in possession financing	-	-	-	-	-	-	-	-	-
Agency Fees due to Gordon Brothers	-	-	-	-	-	-	-	-	-
Insurance reserves	-	-	-	-	-	-	-	-	-
Accrued salaries and wages	-	-	0	83	52	-	-	-	-
Other Current Liabilities	-	(146)	(55)	103	47	-	-	-	-
Total current liabilities	-	2,012	219	49,977	45,174	-	(2,081)	-	(12)
Long-term debt	-	-	-	-	-	-	-	-	-
Noncurrent operating lease liabilities	-	-	-	-	-	-	-	-	-
Income taxes payable	-	(87)	(5)	(181)	(87)	-	-	-	-
Insurance reserves	-	-	-	-	-	-	-	-	-
Unrecognized tax benefits	-	-	-	-	-	-	-	-	-
Other liabilities	-	-	-	-	0	-	-	-	-
Liabilities Subject To Compromise	-	304	1,047	148,272	37,624	-	(34)	-	-
Shareholders' equity/(deficit)	-	(1,749)	8,548	(47,358)	42,075	-	(1,863)	-	-
Total Liabilities & Shareholders' Equity/(Deficit)	-	480	9,809	150,710	124,785	-	(3,979)	-	(12)

Case 24-11967-JKS Doc 2655-1 Filed 04/30/25 Page 14 of 14

In re: Big Lots, Inc., et al.
Unaudited Balance Sheet for the fiscal month ended March 29, 2025 - MOR-3

Case No (Jointly Administered): 24-11967 (JKS)
Reporting Period: March 2, 2025 - March 29, 2025

$USD in 000s	GAFDC LLC
ASSETS	
Current assets:	
Cash and cash equivalents	-
Restricted Cash	-
Intercompany balances	1,464
Inventories	-
Other current assets	-
Total current assets	1,464
Operating lease right-of-use assets	3,384
Property and equipment - net	-
Deferred income taxes	-
Other assets	-
Investment in Subsidiaries	-
Total Assets	4,848
LIABILITIES AND SHAREHOLDERS' EQUITY	
Current liabilities:	
Accounts payable	-
Current operating lease liabilities	-
Property, payroll and other taxes	-
Accrued operating expenses	-
Current maturities of long-term debt obligations	-
Debtor in possession financing	-
Agency Fees due to Gordon Brothers	-
Insurance reserves	-
Accrued salaries and wages	-
Other Current Liabilities	-
Total current liabilities	-
Long-term debt	-
Noncurrent operating lease liabilities	-
Income taxes payable	-
Insurance reserves	-
Unrecognized tax benefits	-
Other liabilities	-
Liabilities Subject To Compromise	4,836
Shareholders' equity/(deficit)	13
Total Liabilities & Shareholders' Equity/(Deficit)	4,848